Exhibit 10.24

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This Amendment (the “Amendment”) to the Registration Rights Agreement dated as of June 30, 2010 (the “Agreement”) is made as of the 11th day of January, 2011, by and among GIGOPTIX, INC., a Delaware corporation (the “Company”), and Conrad Myers, as Liquidating Trustee (the Trustee”) for the DBSI Liquidating Trust, as successor-in-interest to the Chapter 11 debtors (collectively, the “DBSI Entities”) in the matter In re: DBSI, Inc., et al., Case No. 08-12687 (PJW), filed in the United States Bankruptcy Court for the District of Delaware (the “Court”).

RECITALS

WHEREAS, the Company and the trustee for the DBSI Entities had previously entered into the Agreement whereby the Company provided such trustee with certain registration rights with respect to shares of common stock of the Company held by the DBSI Entities;

WHEREAS, the Trustee is acting under the terms and conditions of the DBSI Liquidating Trust Agreement and Declaration of Trust dated October 29, 2010, by and among the DBSI Entities, as substantively consolidated debtors and debtors in possession under the “Second Amended Joint Chapter 11 Plan of Liquidation filed by the Chapter 11 Trustee and the Official Committee of Unsecured Creditors” (the “Plan of Liquidation”), confirmed by order of the Court dated October 29, 2010;

WHEREAS, pursuant to the terms of the Plan of Liquidation, the Trustee has succeeded to the rights and obligations provided by and owed to the Company in the Agreement;

WHEREAS, the Company and the Trustee mutually desire to amend the registration rights provided for by the Agreement; and

WHEREAS, any term of the Agreement may be amended with the written consent of the Company and the Trustee pursuant to Section 4.6 of the Agreement.

NOW, THEREFORE, BE IT RESOLVED, that in consideration of the foregoing and the mutual promises contained herein, the receipt and sufficiency of which are hereby acknowledged, the Company and the Trustee agree as follows:

AGREEMENT

1. Definitions. For purposes of this Amendment, capitalized terms used herein but not otherwise defined shall have the meaning given to them in the Agreement. In addition, Section 1 of the Agreement is hereby amended to add Section 1.45 as follows:

“1.45 “Excluded Registration” means a registration statement relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, or a registration in which the only common stock being registered is common stock issuable upon conversion of debt securities which are also being registered.”

2. Section 2.1 of the Agreement is hereby amended to read in its entirety as follows:

“2.1. Registration. The Company shall cause the Registrable Securities held by a Holder to be registered under the 1933 Act so as to permit the resale thereof, and in connection therewith, shall use all commercially reasonable best efforts to prepare and file a registration statement on Form S-1 or such other form for which the Company may be eligible under the 1933 Act (the “Registration Statement”) with the SEC within the earlier of (i) ten (10) Business Days after the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 or (ii) the filing of a registration statement for securities held by stockholders other than the Holders (other than an Excluded Registration), and use all commercially reasonable best efforts to cause the Registration Statement to become effective as soon as possible after the filing thereof. Each Holder shall provide all such information and materials to the Company and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such Registration Statement. Such provision of information and materials is a condition precedent to the obligations of the Company with respect to such Holder pursuant to this Section 2.”

3. Section 3.1 of the Agreement is hereby amended to read in its entirety as follows:

“3.1 Underwriter as Placement Agent; Registration of Registrable Securities. In connection with any public offering by the Company involving an underwriting of Common Stock (but excluding any registration statement on Form S-4 or otherwise intended to effect a business combination), 571,720 (or such lesser amount as may be decided by the Trustee) shares of the Registrable Securities that have been registered following the registration of Registrable Securities shall be concurrently offered by the underwriters as placement agent for the Holders together with Common Stock offered by the Company. To the extent the Registrable Securities have not been registered at the time of any public offering by the Company involving an underwriting of Common Stock (but excluding any registration statement on Form S-4 or otherwise intended to effect a business combination), 571,720 (or such lesser amount as may be decided by the Trustee) shares of the Registrable Securities shall be included for registration in the underwritten public offering registration statement and offered for sale by the underwriters concurrently with the shares being sold by the Company.”

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment or caused their duly authorized officers to execute this Amendment as of the date first above written.

The Company:	GIGOPTIX, INC.

	By:	/s/ Avi Katz
	Name:	Avi Katz
	Title:	Chief Executive Officer

The Liquidating Trustee:	DBSI LIQUIDATING TRUST

	By:	/s/ Conrad Myers
	Name:	Conrad Myers
	Title:	DBSI Liquidating Trustee

Signature Page to Registration Rights Agreement